UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024
________________________
BALLY'S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.
On October 31, 2024, Bally’s Corporation (“Bally’s” or the “Company”) entered into an agreement to sell its interactive business in Asia and certain other international markets (the “Carved-Out Business”) to a company (the “Buyer”) formed by members of the management of the Carved-Out Business. Ownership of certain intellectual property has been placed in trust and will be licensed to the Buyer for a term of five years (subject to extension). The Company will also provide the Buyer with certain transition services. The Buyer is acquiring the Carved-Out Business in exchange for a note. Bally’s will have no role in the management, operations, or governance of the Carved-Out Business.

The transaction is intended to allow Bally’s to focus its capital and resource allocation on North American and European business, and this Carved-Out Business will benefit from focused management attention and aligned ownership.

The financial impact of the transaction is not expected to be material to Adjusted EBITDA or free cash flow of the Company. Going forward, the financial statements of the Company will only reflect licensing and royalty revenues received from the Buyer, which are expected to be lower than revenues under the current accounting treatment, but the profitability margins associated with those licensing revenues are expected to be higher as is customary in the gaming industry for IP license business models. The expected modest decline in Adjusted EBITDA and free cash flow resulting from the transaction are expected to be mitigated by cost actions to simplify Bally’s organizational structure and other cost reductions.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed above constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements in this communication include, but are not limited to, regarding the future prospects of the Company following the completion of the transaction. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, these statements are not guarantees of future performance and actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by the Company in this report filed with the SEC and other public statements made from time-to-time speak only as of the date made. New risks and uncertainties come up from time to time, and it is impossible for the Company to predict or identify all such events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to those included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports and materials filed by the Company with the SEC.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: November 1, 2024